Acquisition of Archimidis Container Carrier Corp. (M/V Archimidis) - Purchase Price Allocation (Table) (Details) (Archimidis Container Carrier Corp., USD $) In Thousands, unless otherwise specified	Dec. 22, 2012
Archimidis Container Carrier Corp.
Business Acquisition
Vessel	$ 65,000
Above market acquired time charter	2,250
Identifiable assets	67,250
Purchase price	$ (67,250)